UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

NKGen Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40427	86-2191918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street

Santa Ana, CA, 92705

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 396-6830

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKGN	OTC Expert Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NKGNW	OTC Expert Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 15, 2026, NKGen Biotech, Inc., a Delaware corporation (the “Company”), and NKGen Operating Biotech, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“NKGen OpCo,” and together with the Company, the “Borrowers”), entered into a Second Amendment to Secured Convertible Loan Agreement (the “Second Amendment”) with AlpineBrook Capital GP I Limited (the “Lender”). The Second Amendment amends that certain Secured Convertible Loan Agreement, dated as of April 15, 2026, by and among the Borrowers and the Lender (the “Initial Loan Agreement”), as amended by that certain Omnibus Amendment to Secured Convertible Loan Agreement and Other Loan Documents, dated as of April 28, 2026, by and among the Borrowers and the Lender (the “Omnibus Amendment”, and together with the Initial Loan Agreement, as amended, the “Loan Agreement”) (as described on the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2026 and May 4, 2026).

Pursuant to the Second Amendment, the Lender agreed to extend an additional loan to the Borrowers in the principal amount of $412,500 (the “Additional Loan #2”), which includes a facilitation fee of $37,500 that is fully earned by and owed to the Lender on the effective date and is included in the principal of the Additional Loan #2. The net proceeds to the Borrowers from the Additional Loan #2 are $375,000. The Additional Loan #2 is documented by a new Secured Convertible Promissory Note (Additional Note #2) (the “Additional Note #2”) issued by the Borrowers in favor of the Lender in the principal amount of $412,500. The Additional Note #2 bears interest at the Applicable Rate (as defined in the Loan Agreement) and is convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a conversion price of $0.08 per share, subject to adjustment.

In addition, the Second Amendment provides that the number of consideration shares of Common Stock to be issued by the Company to the Lender pursuant to the Loan Agreement (the “Consideration Shares”) was increased to 12,147,280 shares, to be delivered in five installments over 25 months following the closing date of the Loan Agreement.

In connection with the Second Amendment and the Additional Loan #2, the Company also issued to the Lender a Common Stock Purchase Warrant (the “Additional Warrant #2”), dated May 15, 2026. The Additional Warrant #2 entitles the Lender to purchase a number of shares of Common Stock equal to three times the quotient of the principal amount outstanding under the Additional Note #2 as of the date of issuance divided by the conversion price as of the date of issuance, at an exercise price of $0.08 per share, subject to adjustment. The Additional Warrant #2 is exercisable at any time during the ten-year period commencing on the date of issuance and includes provisions for cashless exercise. The Additional Warrant #2 contains a beneficial ownership limitation of 9.99% and customary anti-dilution protections.

In connection with the Second Amendment, the Company, the Lender, Graf Acquisition Partners IV LLC, NKGen Biotech Korea Co., Ltd., and Paul Song entered into a Voting Agreement, dated May 15, 2026 (the “Voting Agreement”), pursuant to which such stockholders agreed to vote their shares of Common Stock in favor of an increase in the number of authorized shares of Common Stock sufficient to provide for the issuance of the Consideration Shares and five (5) times the shares of Common Stock issuable in connection with the conversion of the 2026 Secured Convertible Note (as defined in the Loan Agreement), the Additional Note #1 (as defined in the Omnibus Amendment) and the Additional Note #2, and the exercise of the Warrant (as defined in the Loan Agreement), the Additional Warrant (as defined in the Omnibus Amendment) and the Additional Warrant #2. Pursuant to the Loan Agreement, the Company is required to obtain stockholder approval for such increase no later than the earlier of (a) two months after the closing date of the Loan Agreement and (b) immediately prior to the closing of the Company’s next financing (whether equity or debt).

The foregoing descriptions of the Second Amendment, the Additional Note #2, the Additional Warrant #2, and the Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 are incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 are incorporated into this Item 3.02 by reference.

In connection with the transactions described under Item 1.01 above, on May 15, 2026, the Company agreed to issue to the Lender the following securities (the “Securities”) without registration under the Securities Act of 1933, as amended (the “Securities Act”):

(a)	The Consideration Shares to be issued in five installments commencing on the five-month anniversary of the closing date of the Loan Agreement;

(b)	the Additional Note #2, which is convertible into shares of Common Stock at a conversion price of $0.08 per share, subject to adjustment; and

(c)	the Additional Warrant #2, which is exercisable for shares of Common Stock at an exercise price of $0.08 per share, subject to adjustment.

The Securities were issued and sold in reliance upon exemptions from registration requirements of the Securities Act, pursuant to Section 4(a)(2), Regulation D and/or Regulation S thereunder.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Secured Convertible Loan Agreement, dated May 15, 2026, by and among NKGen Biotech, Inc., NKGen Operating Biotech, Inc., and AlpineBrook Capital GP I Limited.
10.2	Secured Convertible Promissory Note (Additional Note #2), dated May 15, 2026, issued by NKGen Biotech, Inc. and NKGen Operating Biotech, Inc. in favor of AlpineBrook Capital GP I Limited.
10.3*	Common Stock Purchase Warrant, dated May 15, 2026, issued by NKGen Biotech, Inc. to AlpineBrook Capital GP I Limited.
10.4	Voting Agreement, dated May 15, 2026, by and among NKGen Biotech, Inc., AlpineBrook Capital GP I Limited, Graf Acquisition Partners IV LLC, NKGen Biotech Korea Co., Ltd., and Paul Song.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NKGEN BIOTECH, INC.

Date: May 21, 2026	/s/ Paul Y. Song
	Name:	Paul Y. Song
	Title:	Chief Executive Officer
(Principal Executive Officer)

3